UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  September 20, 2010

GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33491	75-2873882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

381 Teaneck Road
Teaneck, New Jersey 07666
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (201) 530-1200

CDSS Wind Down Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On September 20, 2010, in connection with the merger (the “Merger”) of a wholly owned subsidiary of CDSS Wind Down, Inc., a Delaware corporation (the “Company”), with and into Green Energy Management Services, Inc., a Delaware corporation, which was completed on August 20, 2010, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment changing its name (the “Name Change”) from “CDSS Wind Down, Inc.”  to “Green Energy Management Services Holdings, Inc.”

In addition, on September 21, 2010, the Company was notified by FINRA that the following actions will take effect at the open of business on September 22, 2010: (i) the Company’s name will change from “CDSS Wind Down Inc.” to “Green Energy Management Services Holdings, Inc.” on the trading records of FINRA, (ii) the Company’s trading symbol will change to “GRMS” to reflect the change in its name and (iii) FINRA would process the Company’s 1-for-3 reverse stock split, as previously announced.  The reverse stock split was implemented by adjusting the stockholders’ book entry accounts to reflect the number of shares held by each stockholder following the split.  No fractional shares were issued in connection with the reverse stock split and any fractional shares resulting from the reverse split were rounded up to the nearest whole share.  The new CUSIP number for the Company’s common stock is 39304E 100.

Item 8.01.  Other Events.

On September 21, 2010, the Company issued a press release announcing the Name Change, change of its trading symbol and the date on which FINRA processed the Company’s 1-for-3 reverse stock split.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Exhibit	Incorporated by Reference to the Following Documents
3.1
Certificate of Amendment to the Amended and Restated Certificate of Incorporation of CDSS Wind Down, Inc., filed with the Secretary of State of the State of Delaware on September 20, 2010, changing the name of the Company from “CDSS Wind Down Inc.” to “Green Energy Management Services Holdings, Inc.”
Registration Statement on Form S-1 (File No. 333-169496), filed September 20, 2010, Exhibit 3.5
99.1	Press release dated September 21, 2010.	*
_________________
*	Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.

Dated: September 23, 2010	/s/ Robert Weinstein
Robert Weinstein
Chief Financial Officer

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